For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I. 20/20 Focus, Prudential Jennison, Equity (Salomon), SP Davis Value
Portfolios

1.   Name of Issuer
	Kraft Foods Inc.

2.   Date of Purchase
	06/12/2001

3.   Number of Securities Purchased
	  280 Million

4.   Dollar Amount of Purchase
	$8.68 Billion

5.   Price Per Unit
	$31.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Credit Suisse First Boston

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Salomon Smith Barney Inc.
Deutsche Banc Alex. Brown Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
UBS Warburg LLC
BNP Paribas
HSBC Securities (USA) Inc.
Lehman Brothers Inc.
Blaylock & Partners, L.P.
Dresdner Kleinwort Wasserstein Securities LLC
Prudential Securities Incorporated
Ramirez & Co., Inc.
Sanford C. Bernstein & Co., Inc.
Utendahl Capital Partners, L.P.
ABN AMRO Rothschild LLC
Credit Lyonnais Securities (USA) Inc.
ING Barings Corp.
Robertson Stephens, Inc.
SG Cowen Securities Corporation
Muriel Siebert & Co., Inc.
BNY Capital Markets, Inc.
Dain Rauscher Incorporated
Davenport & Co. LLC
A.G. Edwards & Sons, Inc.
Invemed Associates, LLC
Adams, Harness & Hill, Inc.
Advest Inc.
Robert W. Baird & Co. Incorporated
Banca Akros S.p.A.-Gruppo Banca Populare di Milano S.c.a.r.l.
BB&T Capital Markets, a Division of Scott & Stringfellow, Inc.
BBVA Securities Inc.
M.R. Beal & Company
William Blair & Company, L.L.C.
BOE Securities, Inc.
The Chapman Company
Chatsworth Securities LLC
Crowell, Weedon & Co.
CSFBdirect Inc.
Danske Securities
D.A. Davidson & Co.
Doley Securities, Inc.
Fahnestock & Co. Inc.
Gardner Rich & Company, Inc.
Gruntal &Co., L.L.C.
Guzman & Company
Intesa Bci
Jackson Securities Incorporated
Janney Montgomery Scott LLC
C.L. King & Associates, Inc.
Lebenthal & Co., Inc.
Legg Mason Wood Walker, Incorporated
Loop Capital Markets
McDonald Investments Inc., a KeyCorp Company
Melvin Securities, LLC
Mizuho International plc
Neuberger Berman, LLC
Ormes Capital Markets, Inc.
Parker/Hunter Incorporated
Pryor, Counts & Co., Inc.
Raymond James & Associates, Inc.
Redwood Securities Group Inc.
Sanders Morris Harris
Santander Securities
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sturdivant & Co., Inc.
Tucker Anthony Incorporated
The Williams Capital Group, L.P.





For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.	Diversified Conservative Growth, Value (Jennison), SP U.S.
Emerging Growth, and SP Alliance Large Cap Growth Portfolios

1.   Name of Issuer
	Anthem, Inc.

2.   Date of Purchase
	10/29/2001

3.   Number of Securities Purchased
48 Million

4.   Dollar Amount of Purchase
	$1.728 Billion

5.   Price Per Unit
	$36.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman Sachs

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
UBS Warburg LLC
ABN AMRO Rothschild LLC
Dresdner Kleinwort Wasserstein Securities LLC
A.G. Edwards & Sons, Inc.
McDonald Investements Inc.
Utendahl Capital Partners, L.P.
BNY Capital Markets, Inc.
Dain Rauscher Incorporated
Epoch Securities, Inc.
First Union Securities, Inc.
Edward D. Jones & Co., L.P.
Keefe, Bruyette & Woods, Inc.
Prudential Securities Incorporated
Sandler O'Neill & Partners, L.P.
SunTrust Capital Markets, Inc.
Wells Fargo Van Kasper, LLC
Advest, Inc.
Robert W. Baird & Co. Incorporated
William Blair & Company, L.L.C.
Blaylock & Partners, L.P.
Dowling & Partners Securities, LLC
C.L. King & Associates, Inc.
Legg Mason Wood Walker, Incorporated
Loop Capital Markets, LLC
Melvin Securities, L.L.C.
NatCity Investments, Inc.
Neuberger Berman, LLC
Ramirez & Co., Inc.
Stephens Inc.
Stifel, Nicholaus & Company, Incorporated
May Davis Group, Inc.


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.     Equity and Diversified Conservative Growth Portfolios

1.   Name of Issuer
	CarrAmerica

2.   Date of Purchase
	12/13/2001

3.   Number of Securities Purchased
16,872,537

4.   Dollar Amount of Purchase
	$478,673,875

5.   Price Per Unit
	$28.37

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman Sachs

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Salomon Smith Barney Inc.
First Union Securities, Inc.
Legg Mason Wood Walker, Incorporated
Banc of America Securities LLC
Deutsche Banc Alex. Brown Inc.
A.G. Edwards & Sons, Inc.
Commerzbank Capital Markets Corporation
Credit Suisse First Boston Corporation
Prudential Securities Incorporated




For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  Equity (Salomon) and SP Small Company Growth Portfolios

1.   Name of Issuer
	Accenture Ltd.

2.   Date of Purchase
	07/18/2001

3.   Number of Securities Purchased
115 Million

4.   Dollar Amount of Purchase
	$1.6675 Billion

5.   Price Per Unit
	$14.50

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman Sachs & Co.

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

UNDERWRITERS

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Deutsche Banc Alex. Brown Inc.
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
Banc of America Securities LLC
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
ABN AMRO Rothschild LLC
Advest, Inc.
Robert W. Baird & Co. Incorporated
M.R. Beal & Company
Bear, Stearns & Co. Inc.
Chatsworth Securities LLC
Dresdner Kleinwort Wasserstein Securities LLC
A.G. Edwards & Sons, Inc.
Epoch Securities, Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co. L.P.
Legg Mason Wood Walker, Incorporated
McDonald Investments Inc., A Keycorp Company
Needham & Company, Inc.
Prudential Securities Incorporated
Muriel Siebert & Co., Inc.
Sturdivant & Co., Inc.
Thomas Weisel Partners LLC
Wit Soundview Corporation


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  Equity Portfolio

1.   Name of Issuer
	Raytheon

2.   Date of Purchase
	05/03/2001

3.   Number of Securities Purchased
	 12.5 Million

4.   Dollar Amount of Purchase
	$343.75 Million

5.   Price Per Unit
	$27.50

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Credit Suisse First Boston Corporation

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
Banc of America Securities LLC
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
First Union Securities, Inc.
Robertson Stephens, Inc.
SG Cowen Securities Corporation
Commerzbank Capital Markets Corp.
Credit Lyonnais Securities (USA) Inc.
Mellon Financial Markets, LLC
Scotia Capital (USA) Inc.



For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I. Equity Portfolio (Salomon)

1.   Name of Issuer
	Electronic Data Systems

2.   Date of Purchase
	06/20/2001

3.   Number of Securities Purchased
	   28 Million

4.   Dollar Amount of Purchase
	$1.4 Billion

5.   Price Per Unit
	$50.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Merrill Lynch, Pierce, Fenner & Smith Incorporated

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  Equity Portfolio

1.   Name of Issuer
	Danaher Corp.

2.   Date of Purchase
	05/03/2001

3.   Number of Securities Purchased
	 5 Million

4.   Dollar Amount of Purchase
	$270 Million

5.   Price Per Unit
	$54.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Merrill Lynch

7.   Other Members of the Underwriting Syndicate


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I. Natural Resources, SP U.S. Emerging Growth, Value (Jennison), Diversified Conservative Growth, MFS Small/Mid Cap, SP MFS Capital Opportunities Portfolios

1.   Name of Issuer
	Aquila Inc.

2.   Date of Purchase
	04/23/2001

3.   Number of Securities Purchased
	17.5 Million

4.   Dollar Amount of Purchase
	$420 Million

5.   Price Per Unit
	$24.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Merrill Lynch & Co.

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Lehman Brothers Inc.
Salomon Smith Barney Inc.
Credit Lyonnais Securities (USA) Inc.
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Dain Rauscher Incorporated
Deutsche Banc Alex. Brown Inc.
A.G. Edwards & Sons, Inc.
Fidelity Capital Markets, A Division of National Financial Services LLC First Union Securities, Inc.
Lazard Freres & Co. LLC
Prudential Securities Incorporated
UBS Warburg LLC
Robert W. Baird & Co. Incorporated
Blaylock & Partners, L.P.
Chatsworth Securities LLC
Fahnestock & Co. Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incoporated
Neuberger Berman, LLC
Petrie Parkman & Co., Inc.
Pryor, McClendon, Counts & Co., Inc.
Ragen MacKenzie Incorporated
Raymond James & Associates, Inc.
Sanders Morris Harris
Security Investment Company of Kansas City
Simmons & Company International
Stifel, Nicolaus & Company, Incorporated
Utendahl Capital Partners, L.P.


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.	SP U.S. Emerging Growth, SP MFS Capital Opportunities, SP
MFS Mid Cap Growth, and SP INVESCO Small Company
Growth Portfolios

1.   Name of Issuer
	Netscreen Technologies Inc.

2.   Date of Purchase
	12/12/2001

3.   Number of Securities Purchased
10 Million

4.   Dollar Amount of Purchase
	$160 Million

5.   Price Per Unit
	$16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman Sachs, J.P. Morgan

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

UBS Warburg LLC
First Union Securities, Inc.
Needham & Company, Inc.
Pacific Crest Securities
Prudential Securities Incorporated
Salomon Smith Barney Inc.
SoundView Technology Corporation



For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3
I.	Diversified Conservative Growth, Value and SP Alliance Large
Cap Growth  Portfolios

1.   Name of Issuer
	Principal Financial Group, Inc.

2.   Date of Purchase
	10/22/2001

3.   Number of Securities Purchased
10 Million

4.   Dollar Amount of Purchase
	$1.85 Billion

5.   Price Per Unit
	$18.50

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman Sachs

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Smith Barney Inc.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
A.G. Edwards & Sons, Inc.
Fox-Pitt, Kelton Inc.
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Samuel A. Ramirez & Company, Inc.
UBS Warburg LLC
ABN AMRO Rothschild LLC
Sanford C. Bernstein & Co., Inc.
Dain Rauscher Incorporated
Epoch Securties, Inc.
First Union Securities, Inc.
Keefe, Bruyette & Woods, Inc.
Prudential Securities Incorporated
Putnam Lovell Securities Inc.
RBC Dominion Securities Corporation
Robertson Stephens, Inc.
Sandler O'Neill & Partners, L.P.
Utendahl Capital Partners, L.P.
Wells Fargo Van Kasper, LLC
The Williams Capital Group, L.P.
BNY Capital Markets, Inc.
M.R. Beal & Company
Chatsworth Securities LLC
Doley Securities, Inc.
Guzman & Company
Legg Mason Wood Walker, Incorporated
Mitchell Securities Corporation of Oregon
Neuberger Berman, LLC
Raymond James & Associates, Inc.
Muriel Siebert & Co., Inc.
Sturdivant & Co., Inc.



For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  Value (Deutsche AM), SP Alliance Technology, MFS Mid Cap Growth
Portfolios

1.   Name of Issuer
	Instinet Group Incorporated

2.   Date of Purchase
	05/17/2001

3.   Number of Securities Purchased
	  32 Million

4.   Dollar Amount of Purchase
	$464 Million

5.   Price Per Unit
	$14.50

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Credit Suisse First Boston

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Deutsche Banc Alex. Brown Inc.
Bear, Stearns & Co. Inc.
J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Smith Barney Inc.
WR Hambrecht & Co.
Banc of America Securities LLC
William Blair & Company, L.L.C.
CIBC World Markets Corp.
Dain Rauscher Incorporated
First Union Securities, Inc.
Prudential Securities Incorporated
Robertson Stephens, Inc.
SG Cowen Securities Corporation
U.S. Bancorp Piper Jaffray Inc.
Thomas Weisel Partners LLC


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  Natural Resources Portfolio

1.   Name of Issuer
	Encore Acquisition Company

2.   Date of Purchase
	03/08/2001

3.   Number of Securities Purchased
	7.15 Million

4.   Dollar Amount of Purchase
	$100.1 Million

5.   Price Per Unit
	$14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman Sachs & Co.

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Credit Suisse First Boston Corporation
Dain Rauscher Incorporated
Petrie Parkman & Co., Inc.
First Union Securities, Inc.
Josephthal & Co., Inc.
Prudential Securities Incorporated
Raymond James & Associates, Inc.
Robertson Stephens Inc.
Sanders Morris Mundy inc.
Stephens Inc.
Wasserstein Perella Securities, Inc.



For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  Natural Resources Portfolio

1.   Name of Issuer
	Peabody Energy Corporation

2.   Date of Purchase
	05/21/2001

3.   Number of Securities Purchased
	  15 Million

4.   Dollar Amount of Purchase
	$420 Million

5.   Price Per Unit
	$28.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Lehman Brothers

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
UBS Warburg LLC
A.G. Edwards & Sons, Inc.
ABN AMRO Rothschild LLC
Fidelity Capital Markets, a division of National Financial Servies LLC Prudential Securities Incorporated
Robertson Stephens, Inc.
Scotia Captial (USA) Inc.
SG Cowen Securities Corporation
Stifel, Nicolaus & Company, Incorporated
Cazenove Inc.
Chatsworth Securities LLC
Fahnestock & Co. Inc.
First Southwest Company
Johnson Rice & Company L.L.C.
Edward D. Jones & Co. L.P.
Petrie Parkman & Co.
Sanders Morris Harris

For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I. SP Deutsche International Equity

1.   Name of Issuer
	GOTO.com

2.   Date of Purchase
	06/28/2001

3.   Number of Securities Purchased
7.5 Million

4.   Dollar Amount of Purchase
	$123.75 Million

5.   Price Per Unit
	$16.50

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Credit Suisse First Boston, U.S. Bancorp Piper Jaffray Inc.

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

UNDERWRITERS

Salomon Smith Barney Inc.


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  SP Deutsche International Equity Portfolio

1.   Name of Issuer
	Sprint Corporation

2.   Date of Purchase
	05/30/2001

3.   Number of Securities Purchased
	  152,032,238

4.   Dollar Amount of Purchase
	$2,888,612,522

5.   Price Per Unit
	$19.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	UBS Warburg, Lehman Brothers

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Deutsche Bank Alex. Brown Inc.
Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Allen & Company Incorporated
Robert W. Baird & Co. Incorporated
Dresdner Kleinwort Wasserstein
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Edward D. Jones & Co. L.P.
Prudential Securities Incorporated
Samuel A. Ramirez & Company, Inc.
Muriel Siebert & Co., Inc.
The Williams Capital Group, L.P.


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  SP Deutsche International Equity Portfolio

1.   Name of Issuer
	Buhrman

2.   Date of Purchase
	03/27/2001

3.   Number of Securities Purchased
	24 Million

4.   Dollar Amount of Purchase
	eur 600 Million

5.   Price Per Unit
	eur 25

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Dresdner Kleinwort Benson North America LLC
Deutsche
ABN AMRO Rothschild LLC
Fortis
Morgan Stanley


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  SP Prudential U.S. Emerging Growth Portfolio

1.   Name of Issuer
	The Hartford Financial Services Group Inc.

2.   Date of Purchase
	02/12/2001

3.   Number of Securities Purchased
	10 Million

4.   Dollar Amount of Purchase
	$640 Million

5.   Price Per Unit
	$64.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman Sachs & Co.

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Edward D. Jones & Co., L.P.
Salomon Smith Barney Inc.
UBS Warburg LLC
Robert W. Baird & Co. Incoporated
Banc of America Securities LLC
Dowling & Partners Securities, LLC
First Union Securities, Inc.
Fox-Pitt, Kelton Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.
Janney Montgomery Scott LLC
Legg Mason Wood Walker, Incorporated
Prudential Securities Incorporated
Raymond James & Associates, Inc.
Regions Investment Company, Inc.
Scott & Stringfellow, Inc.
U.S. Bancorp Piper Jaffray Inc.
Wells Fargo Van Kasper, LLC


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I. SP U.S. Emerging Growth Portfolio

1.   Name of Issuer
	GOTO.com

2.   Date of Purchase
	06/28/2001

3.   Number of Securities Purchased
7.5 Million

4.   Dollar Amount of Purchase
	$123.75 Million

5.   Price Per Unit
	$16.50

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Credit Suisse First Boston, U.S. Bancorp Piper Jaffray Inc.

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

UNDERWRITERS

Salomon Smith Barney Inc.
William Blair & Company, L.L.C.
First Union Securities, Inc.
Invemed Associates LLC
Kaufman Bros., L.P.
Lazard Freres & Co. LLC
Needham & Company, Inc.
Pacific Crest Securities Inc.
Prudential Securities Incorporated
Sands Brothers & Co., Ltd.
C.E. Unterberg, Towbin
Wedbush Morgan Securities Inc.
Thomas Weisel Partners LLC


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  SP Prudential U.S. Emerging Growth Portfolio

1.   Name of Issuer
	NRG Energy Inc.

2.   Date of Purchase
	03/07/2001

3.   Number of Securities Purchased
	16 Million

4.   Dollar Amount of Purchase
	$432 Million

5.   Price Per Unit
	$27.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Credit Suisse First Boston

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
ABN AMRO Rothschild LLC
Banc of America Securities LLC
CIBC World Markets Corp.
Credit Lyonnaise Securities (USA) Inc.
Dain Rauscher Incorporated
D.A. Davidson & Co.
Dresdner Kleinwort Benson North America LLC
Gerard Klauer Mattison & Co., Inc.
Invemed Associates LLC
Lazard Freres & Co. LLC
J.P. Morgan Securities Inc.
Prudential Securities Incorporated
Ragen MacKenzie Incorporated
Raymond James & Associates, Inc.
Sanders Morris Harris Inc.
U.S. Bancorp Piper Jaffray Inc.
UBS Warburg LLC
The Williams Capital Group, L.P.


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.    SP High Yield Portfolio

1.   Name of Issuer
	Armkell Finance

2.   Date of Purchase
	08/14/2001

3.   Number of Securities Purchased
2.265 Million

4.   Dollar Amount of Purchase
	$225 Million

5.   Price Per Unit
	$99.32

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	J.P. Morgan, Deutsche Banc Alex. Brown Inc.

7.   Other Members of the Underwriting Syndicate


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  SP INVESCO Small Company Growth Portfolio

1.   Name of Issuer
	Pemstar Inc.

2.   Date of Purchase
	06/07/2001

3.   Number of Securities Purchased
	  6 Million

4.   Dollar Amount of Purchase
	$81 Million

5.   Price Per Unit
	$13.50

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Lehman Brothers

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Lehman Brothers Inc.
J.P. Morgan Securities Inc.
CIBC World Markets Corp.
Robertson Stephens, Inc.
A.G. Edwards & Sons, Inc.
Fidelity Capital Markets, a division of National Financial Services LLC Merrill Lynch, Pierce, Fennor & Smith Incorporated
Prudential Securities Incorporated
Robert W. Baird & Co. Incorporated
Edward D. Jones & Co., L.P.
Kaufman Bros., L.P.
C.L. King & Associates, Inc.
Legg Mason Wood Walker, Inc.
Needham & Company, Inc.
Raymond James & Associates, Inc.
C.E. Unterberg, Towbin


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.     SP INVESCO Small Company Growth

1.   Name of Issuer
	Lawson Software

2.   Date of Purchase
	12/06/2001

3.   Number of Securities Purchased
14 Million

4.   Dollar Amount of Purchase
	$196 Million

5.   Price Per Unit
	$14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Lehman Brothers

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

J.P. Morgan Securities Inc.
U.S. Bancorp Piper Jaffray Inc.
Fidelity Capital Markets, a division of National Financial Services LLC A.G. Edwards & Sons, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Prudential Securities Incorporated
RBC Dain Rauscher Inc.
SG Cowen Securities Corporation
Chatsworth Securities LLC
First Albany Corporation
Jefferies & Company, Inc.
Legg Mason Wood Walker, Incorporated
Needham & Company, Inc.
SunTrust Capital Markets, Inc.
Wells Fargo Van Kasper, LLC


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  SP INVESCO Small Company Growth Portfolio

1.   Name of Issuer
	United Surgical Partners International

2.   Date of Purchase
	06/07/2001

3.   Number of Securities Purchased
	  9 Million

4.   Dollar Amount of Purchase
	$126,000,000

5.   Price Per Unit
	$14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	SG Cowen Securities Corporation, Credit Suisse First Boston,
Lehman Bros

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters
Advest, Inc.
Banc of America Securities LLC
The Chapman Company
CIBC World Markets Corp.
Deutsche Banc Alex. Brown Inc.
Fahnestock & Co. Inc.
Gerard Klauer Mattison & Co., Inc.
Gruntal & Co., L.L.C.
Inverned Associates LLC
Jefferies & Company, Inc.
Legg Mason Wood Walker, Incorporated
McDonald Investments Inc.
Prudential Securities Incorporated
Raymond James & Associates, Inc.
Sanders Morris Harris
Stephens Inc.
SunTrust Equitable Securities Corporation
U.S. Bancorp Piper Jaffrey Inc.
H.C. Wainwright & Co., Inc.


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  SP PIMCO High Yield Portfolio

1.   Name of Issuer
	LIN Televisision Corporation

2.   Date of Purchase
	06/07/2001

3.   Number of Securities Purchased
	  2.164 Million

4.   Dollar Amount of Purchase
	$210 Million

5.   Price Per Unit
	$97.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	JP Morgan

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Deutsche Bank Alex. Brown Inc.
J.P. Morgan Securities Inc.


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  SP PIMCO High Yield Portfolio

1.   Name of Issuer
	Stone  Container

2.   Date of Purchase
	01/18/2001-01/25/2001

3.   Number of Securities Purchased
	7.5 Million

4.   Dollar Amount of Purchase
	$750 Million

5.   Price Per Unit
	$100

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Morgan Stanley

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Deutsche Bank Alex Brown


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  SP PIMCO High Yield Portfolio

1.   Name of Issuer
	Six Flags Inc 144A SR NT

2.   Date of Purchase
	01/30/2001-02/02/2001

3.   Number of Securities Purchased
	7.5 Million

4.   Dollar Amount of Purchase
	$350 Million

5.   Price Per Unit
	$99.314

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Lehman Brothers

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Credit Lyonnais SA


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.     SP PIMCO High Yield Portfolio

1.   Name of Issuer
	AT&T Corp

2.   Date of Purchase
	11/15/2001

3.   Number of Securities Purchased
27.8 Million

4.   Dollar Amount of Purchase
	$2.75 Billion

5.   Price Per Unit
	$98.92

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Salomon Smith Barney

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Credit Suisse First Boston Corp.
Goldman Sachs & Co.
Deutsche Banc Alex. Brown Inc.
Banc of America Securities LLC
Banc One Capital Markets
Banca Commerciale Italiana
Bank of Tokyo-Mitsubishi Ltd, Lond
Barclays Capital
BNP Paribas
HSBC Securities
Mizuho International PLC
Royal Bank of Scotland PLC (US)
Wachovia Securities Inc.
Williams Capital Group LP


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.     SP PIMCO High Yield Portfolio

1.   Name of Issuer
	AT&T Corp

2.   Date of Purchase
	11/15/2001

3.   Number of Securities Purchased
27.6 Million

4.   Dollar Amount of Purchase
	$2.75 Billion

5.   Price Per Unit
	$99.65

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman Sachs

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Credit Suisse First Boston Corp.
Goldman Sachs & Co.
Deutsche Banc Alex. Brown Inc.
Salomon Smith Barney
Banc of America Securities LLC
Banc One Capital Markets
Banca Commerciale Italiana
Bank of Tokyo-Mitsubishi Ltd, Lond
Barclays Capital
BNP Paribas
HSBC Securities
Mizuho International PLC
Royal Bank of Scotland PLC (US)
Wachovia Securities Inc.
Williams Capital Group LP


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.     SP PIMCO High Yield Portfolio

1.   Name of Issuer
	BRL Universal Equipments

2.   Date of Purchase
	10/16/2001

3.   Number of Securities Purchased
995,024

4.   Dollar Amount of Purchase
	$100 Million

5.   Price Per Unit
	$100.50

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	First Union

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Deutsche Banc Alex. Brown Inc.
Banc One Capital Markets
Scotia Capital
Wachovia Securities Inc.


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.     SP PIMCO High Yield Portfolio

1.   Name of Issuer
	Dimon Incorporated

2.   Date of Purchase
	10/25/2001

3.   Number of Securities Purchased
2 Million

4.   Dollar Amount of Purchase
	$200 Million

5.   Price Per Unit
	$100

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	First Union

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Wachovia Securities Inc.
Deutsche Banc Alex. Brown Inc.
ING Barings Capital
SunTrust Capital Markets


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.     SP PIMCO High Yield Portfolio

1.   Name of Issuer
	El Paso/Gemstone

2.   Date of Purchase
	10/25/2001

3.   Number of Securities Purchased
9.5 Million

4.   Dollar Amount of Purchase
	$950 Million

5.   Price Per Unit
	$100

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	First Boston

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Credit Suisse First Boston Corp.
Bayerische Hypo-Und Vereinsbank AG
J.P. Morgan Securities
SG Cowen Securities Corp.
WestDeutsche Landesbank Girozentra


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.     SP PIMCO High Yield Portfolio

1.   Name of Issuer
	Host Marriot

2.   Date of Purchase
	12/06/2001

3.   Number of Securities Purchased
4.5 Million

4.   Dollar Amount of Purchase
	$450 Million

5.   Price Per Unit
	$100

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Bank of America

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Deutsche Banc Alex. Brown Inc.
Bank of Nova Scotia (US)
Bear Stearns & Co. Inc.
Credit Lyonnais Securities (USA)
Credit Suisse First Boston Corp.
Goldman Sachs & Co.
Merrill Lynch & Co.
Morgan Stanley
Societe Generale


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.     SP PIMCO High Yield Portfolio

1.   Name of Issuer
	OM Group

2.   Date of Purchase
	12/07/2001

3.   Number of Securities Purchased
4 Million

4.   Dollar Amount of Purchase
	$400 Million

5.   Price Per Unit
	$100.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	First Boston

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

ABN AMRO Incorporated
Lehman Brothers
Banc One Capital Markets, Inc.
Barclays Capital
Credit Lyonnais Securities
NatCity Investments, Inc.
Scotia Capital


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  SP Strategic Partners Focused Growth Portfolio

1.   Name of Issuer
	Simplex

2.   Date of Purchase
	05/02/2001

3.   Number of Securities Purchased
	 4 Million

4.   Dollar Amount of Purchase
	$48 Million

5.   Price Per Unit
	$12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
SG Cowen Securities Corporation

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITER

Credit Suisse First Boston Corporation
Robert Stephens, Inc.
Crowell, Weedon & Co.
Dain Rauscher Incorporated
D.A. Davidson & Co.
Gruntal & Co. L.L.C.
Hoak Breedlove Wesneski & Co.
Hoefer & Arnett, Inc.
Invemed Associates LLC
C.L. King & Associates, Inc.
Lebenthal & Co., Inc.
McDonald Investments Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
PMG Capital
Prudential Securities Incorporated
Sands Brothers & Co., Ltd
Sutro & Co. Incoporated
Wedbush Morgan Securities Inc.
Wells Fargo Van Kasper, LLC
Wit SoundView Corporation


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.	SP U.S. Emerging Growth  Portfolio

1.   Name of Issuer
	Weight Watchers International

2.   Date of Purchase
	11/14/2001

3.   Number of Securities Purchased
17.4 Million

4.   Dollar Amount of Purchase
	$417.6 Million

5.   Price Per Unit
	$24.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Credit Suisse First Boston, Merrill Lynch, UBS Warburg

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Smith Barney Inc.
UBS Warburg LLC
ABN AMRO Rothschild LLC
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Invemed Associates LLC
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Prudential Securities Incorporated
RBC Dain Rauscher Inc.
Scotia Capital (USA) Inc.
U.S. Bancorp Piper Jaffray Inc.
Robert W. Baird & Co. Incoporated
Davenport & Company LLC
Gruntal & Co., L.L.C.
Janney Montgomery Scott LLC
Johnston, Lemon & Co. Incorporated
Edward D. Jones & Co., L.P.
C.L. King & Associates, Inc.
Legg Mason Wood Walker, Incorporated
Parker/Hunter Incorporated
Raymond James & Associates, Inc.
Sanders Morris Harris
SunTrust Capital Markets, Inc.
The Williams Capital Group, L.P.


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.     SP U.S. Emerging Growth and SP MFS Mid Cap Growth Portfolios

1.   Name of Issuer
	Aramark Corporation

2.   Date of Purchase
	12/10/2001

3.   Number of Securities Purchased
30 Million

4.   Dollar Amount of Purchase
	$690 Million

5.   Price Per Unit
	$23.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman Sachs

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
J.P. Morgan Securities Inc.
Salomon Smith Barney Inc.
Epoch Securities, Inc.
First Union Securities, Inc
CIBC World Markets Corp.
Credit Lyonnais Securities (USA) Inc.
Epoch Securities, Inc.
E*Trade Securities, Inc.
Ormes Capital Markets, Inc.
PNC Capital Markets, Inc.
Prudential Securities Incorporated
Pryor, Counts & Co., Inc.
Robertson Stephens, Inc.
Scotia Capital (USA) Inc.
U.S. Bancorp Piper Jaffray Inc.
Utendahl Capital Partners, L.P.


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I.  Value Portfolio (Deutsche AM)

1.   Name of Issuer
	Global Power

2.   Date of Purchase
	05/17/2001

3.   Number of Securities Purchased
	  7.35 Million

4.   Dollar Amount of Purchase
	$147 Million

5.   Price Per Unit
	$20.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Credit Suisse First Boston

7.   Other Members of the Underwriting Syndicate
	Salomon Smith Barney
	Deutsche Banc Alex Brown
	Raymond James


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I. Value Portfolio (Jennison)

1.   Name of Issuer
	FMC Technologies

2.   Date of Purchase
	06/13/2001

3.   Number of Securities Purchased
	  8 Million

4.   Dollar Amount of Purchase
	$221 Million

5.   Price Per Unit
	$20.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Merrill Lynch & Co.

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
Banc of America Securities LLC
ABN AMRO Rothschild LLC
BNY Capital Markets, Inc.
Danske Securities (a Division of Danske Bank A/S)
Deutsche Banc Alex. Brown Inc.
Lehman Brothers Inc.
Midwest Research Maxis Group Ltd.
J.P. Morgan Securities Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley & Co. Incorporated
Scotia Capital (USA) Inc.
Simmons & Company International
UBS Warburg LLC
Wachovia Securities, Inc.


For the fiscal period ended 12/31/01
File number 811-03623

					SUB-ITEM 77-0 Exhibit

		Transactions Effected Pursuant to Rule 10f-3

I. Value Portfolio (Deutsche)

1.   Name of Issuer
	The Phoenix Companies, Inc.

2.   Date of Purchase
	06/19/2001

3.   Number of Securities Purchased
	  48.8 Million

4.   Dollar Amount of Purchase
	$854 Million

5.   Price Per Unit
	$17.50

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Morgan Stanley & Co. Incorporated

7.   Other Members of the Underwriting Syndicate
	See Attached Exhibit A

EXHIBIT A

Underwriters

Merrill Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
Bear, Stearns & Co. Inc.
Deutsche Banc Alex. Brown Inc.
UBS Warburg LLC
ABN Amro Incorporated
Advest, Inc.
Banc of America Securities LLC
Barrington Research Associates, Inc.
BMO Nosbitt Burns Corp.
BNY Capital Markets, Inc.
Conning & Company
Dresdner  Kleinwort Wasserstein
Fox-Pitt, Kelton Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co. L.P.
Keefe, Bruyette & Woods Inc.
Morgan Keegan & Company, Inc.
Neuberger Berman, LLC
Putnam, Lovell & Thorton Inc.
Wachovia Securities, Inc.
The Williams Capital Group, L.P.